Fees Summary	Oct. 15, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,000,000,000
Previously Paid Amount	0
Total Fee Amount	3,827,500
Total Offset Amount	0
Net Fee	$ 3,827,500